Exhibit 99.1

STOCK SUBSCRIPTION AGREEMENT

STOCK SUBSCRIPTION AGREEMENT, dated as of March 25, 2009 (this “Agreement”), by and among NCO Group, Inc., a Delaware corporation (the “Company”), One Equity Partners II, L.P., a Cayman Islands limited partnership (“OEP II”), OEP II Co-Investors, L.P., a Cayman Islands limited partnership (“OEP II Co-Invest”), and OEP II Partners Co-Invest, L.P., a Cayman Islands limited partnership (“OEP II Partners Co-Invest,” and together with OEP II and OEP Co-Invest, “OEP”) and the several other individuals and entities listed on the signature pages hereto (each a “Preemptive Purchaser” and collectively, the “Preemptive Purchasers” and, together with OEP, each a “Purchaser” and collectively, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, the Company has determined to issue and sell $40,000,000, in the aggregate, of the Company’s Series B-1 19% PIK Preferred Stock, par value $.01 per share (the “Series B-1 Preferred Stock”), and Series B-2 19% Preferred Stock, par value $.01 per share (the “Series B-2 Preferred Stock” and, together with the Series B-1 Preferred Stock, the “Series B Preferred Stock”);

WHEREAS, each of the Purchasers, acting severally and not jointly, desires to purchase from the Company, upon the terms and subject to the conditions hereinafter set forth, newly issued shares of Series B-1 Preferred Stock and/or Series B-2 Preferred Stock, in consideration of each such Purchaser’s contribution to the Company of cash in the amount set forth on Schedule I hereto; and

WHEREAS, the Company desires to issue and sell to the Purchasers, upon the terms and subject to the conditions hereinafter set forth, newly issued shares of Series B-1 Preferred Stock and/or Series B-2 Preferred Stock in consideration of each Purchaser’s contribution to the Company of cash in the amount set forth on Schedule I hereto.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.

ISSUANCE, SALE AND DELIVERY OF SHARES;
CONTRIBUTIONS; CLOSING; CERTAIN TAX MATTERS

SECTION 1.01.  Issuance, Sale and Delivery of Shares; Contributions.  Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the Company shall issue, sell and deliver to each Purchaser, and each Purchaser, acting severally and not jointly, shall purchase from the Company, (i) at a purchase price of $237.50 per share, that number of shares of newly issued Series B-1 Preferred Stock as is set forth opposite such Purchaser’s name under the heading “Shares of Series B-1 Preferred Stock” on Schedule I hereto and (ii) at a purchase price of $237.50 per share, that number of shares of newly issued Series B-2 Preferred Stock as is set forth opposite such Purchaser’s name under the heading “Shares of Series B-2 Preferred Stock” on Schedule I hereto (such shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock, collectively, the “Shares”).  Upon the terms and subject to the conditions of this Agreement, on the Closing Date, as payment in full for the Shares being issued to each such

Purchaser hereunder, each Purchaser shall contribute to the Company the amount of cash set forth opposite the name of such Purchaser under the heading “Cash Purchase Price” on Schedule I hereto.  All amounts of cash contributed to the Company by the Purchasers in exchange for Shares hereunder shall be delivered to the Company by wire transfer of immediately available funds to an account designated by the Company to such Purchasers.

SECTION 1.02.  Closing.  Upon the terms and subject to the conditions of this Agreement, the issuance, sale and delivery of the Shares contemplated by Section 1.01 (the “Subscription Closing”) shall take place on the date hereof (such date being herein called the “Closing Date”).

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchasers that:

SECTION 2.01.  Corporate Existence.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

SECTION 2.02.  Authorization; Validity.  The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby (including the issuance, sale and delivery of the Shares) are within the Company’s powers and have been duly authorized by all necessary corporate action on the part of the Company.  This Agreement has been duly executed and delivered by the Company.  This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) with respect to provisions relating to indemnification and contribution, as limited by considerations of public policy and by federal or state securities laws.

SECTION 2.03.  Governmental Authorization.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Article III hereof, no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official is required by or with respect to the Company in connection with the execution, delivery and performance by the Company of this Agreement except (i) for such filings as may be required under Regulation D promulgated under the Securities Act of 1933, as amended (“Regulation D”), or under any applicable state securities laws, (ii) for such other filings and approvals as have been made or obtained, or (iii) where the failure to obtain any such order, license, consent, authorization, approval or exemption or give any such notice or make any filing or registration would not have a material adverse effect on the ability of the Company to perform its obligations hereunder.

SECTION 2.04.  Noncontravention.  The execution, delivery and performance by the Company of this Agreement does not and will not (i) violate the Company’s charter or bylaws, (ii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to or binding upon the Company, (iii) violate any contract, agreement, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which the Company is a party or (iv) require any consent or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or to a loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or any of its assets or properties.

SECTION 2.05.  Capitalization.  At and immediately after the Subscription Closing there will be no outstanding (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights (other than preemptive rights pursuant to the Stockholders Agreement, dated as of November 15, 2006, by and among the Company, OEP and the other investors named therein (the “Stockholders Agreement”)) to acquire from the Company, or other obligation of the Company to issue any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company, except (A) for the Shares to be issued hereunder, and (B) the securities set forth on Schedule II hereto.

SECTION 2.06.  Valid Issuance of Shares.  At Subscription Closing, the Shares will have been duly and validly authorized and when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, fully paid and nonassessable shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock, as the case may be, free and clear of all claims, liens and encumbrances, other than any claims, liens and encumbrances created by the Stockholders Agreement.

ARTICLE III.

REPRESENTATION AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, and solely with respect to such Purchaser, represents and warrants to the Company that:

SECTION 3.01.  Existence.  Such Purchaser, if it is a corporation, limited liability company, partnership or trust, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

SECTION 3.02.  Authorization; Power; Validity.  The execution, delivery and performance by such Purchaser, if it is a corporation, limited liability company, partnership or trust, of this Agreement are within its corporate, limited liability company, partnership or trust power and have been duly authorized by all necessary corporate, limited liability company, partnership or trust action on the part of such Purchaser.  This Agreement has been duly executed and delivered by the Purchasers.  This Agreement constitutes a valid and binding agreement of the Purchasers, enforceable against the Purchasers in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) with respect to provisions relating to indemnification and contribution, as limited by considerations of public policy and by federal or state securities laws.

SECTION 3.03.  Governmental Authorization.  No order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official is required by or with respect to such Purchaser in connection with the execution, delivery and performance by such Purchaser of this Agreement except (i) for such filings and notices of sale as may be required under Regulation D or under any applicable state securities laws, (ii) for such other filings and approvals as have been made or obtained or (iii) where the failure to obtain any such order, license, consent, authorization, approval or exemption or give any such notice or make any filing or registration would not have a material adverse effect on the ability of such Purchaser to perform such Purchaser’s obligations hereunder.

SECTION 3.04.  Noncontravention.  The execution, delivery and performance by such Purchaser of this Agreement does not and will not (i) violate the organizational documents of such Purchaser, if it is a corporation, limited liability company, partnership or trust, (ii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to or binding upon such Purchaser, (iii) violate any contract, agreement, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which such Purchaser is a party, (iv) require any consent or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of such Purchaser under any provision of any agreement or other instrument binding upon such Purchaser or any of its assets or properties or (v) result in the creation or imposition of any material lien, claim, charge, pledge, security interest or other encumbrance with respect to any Shares acquired hereunder.

SECTION 3.05.  Purchase for Investment.  Such Purchaser is purchasing the Shares being purchased by such Purchaser hereunder for investment for such Purchaser’s own account and not with a view to, or for sale in connection with, any distribution thereof.

SECTION 3.06.  Private Placement.

(a)           Such Purchaser’s financial situation is such that such Purchaser can afford to bear the economic risk of holding the Shares being purchased by such Purchaser hereunder for an indefinite period of time, and such Purchaser can afford to suffer the complete loss of such Purchaser’s investment in the Shares.

(b)           Such Purchaser’s knowledge and experience in financial and business matters are such that such Purchaser is capable of evaluating the merits and risks of such Purchaser’s investment in the Shares or such Purchaser has been advised by a representative possessing such knowledge and experience.

(c)           Such Purchaser understands that the Shares acquired hereunder are a speculative investment which involves a high degree of risk of loss of the entire investment therein, that there will be substantial restrictions on the transferability of the Shares and that following the date hereof there will be no public market for the Shares and that, accordingly, it may not be possible for such Purchaser to sell or pledge the Shares, or any interest in the Shares, in case of emergency or otherwise.

(d)           Such Purchaser and such Purchaser’s representatives, including, to the extent such Purchaser deems appropriate, such Purchaser’s legal, professional, financial, tax and other advisors, have reviewed all documents provided to them in connection with such Purchaser’s investment in the Shares, and such Purchaser understands and is aware of the risks related to such investment.

(e)           Such Purchaser and such Purchaser’s representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the Company, the terms and conditions of such Purchaser’s acquisition of the Shares and related matters and to obtain all additional information which such Purchaser or such Purchaser’s representatives deem necessary.

(f)            Such Purchaser is an “accredited investor” as such term is defined in Regulation D.

SECTION 3.07.  No Other Representations and Warranties.  Each Purchaser hereby acknowledges and agrees that the representations and warranties set forth in Article II hereof are the only representations, warranties and statements being relied on by such Purchaser in connection with this Agreement.

ARTICLE IV.

MISCELLANEOUS

SECTION 4.01.  Survival.  All of the covenants, agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

SECTION 4.02.  Notices.  Any notice or communication required or permitted hereunder shall be in writing and shall be delivered personally, delivered by nationally recognized overnight courier service, sent by certified or registered mail, postage prepaid, or sent by facsimile (subject to electronic confirmation of such facsimile transmission).  Any such notice or communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) one business day after it is deposited with a nationally recognized overnight courier service, if sent by nationally recognized overnight courier service, (iii) the day of sending, if sent by facsimile prior to 5:00 p.m. (EST) on any business day or the next succeeding business day if sent by facsimile after 5:00 p.m. (EST) on any business day or on any day other than a business day or (iv) five business days after the date of mailing, if mailed by certified or registered mail, postage prepaid, in each case, to the following address or facsimile number, or to such other address or addresses or facsimile number or numbers as such party may subsequently designate to the other parties by notice given hereunder:

if to the Company, to it at:

NCO Group, Inc.

507 Prudential Road

Horsham, PA  19044

Attention:  Michael J. Barrist

Facsimile:  (215) 441-3908

with a copy to:

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attention: Carmen J. Romano, Esq.

Derek M. Winokur, Esq.

Facsimile:  (215) 994-2222

if to any Purchaser, to such Purchaser at the address set forth for such Purchaser on Schedule I hereto.

SECTION 4.03.  Restricted Shares; Legends.  (a) Each Purchaser understands and agrees that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any foreign or state securities laws and are not transferable except as permitted under various exemptions contained in the Securities Act and other applicable foreign or state securities laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act.  Each Purchaser further understands and agrees that the Shares will not be transferable except as permitted under the Stockholders Agreement

(b)           Each Purchaser agrees with the Company that the certificates evidencing the Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE  SECURITIES ACT OR STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 15, 2006, AS AMENDED FROM TIME TO TIME BY AND AMONG THE COMPANY AND THE INVESTORS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

SECTION 4.04.  Amendments and Waivers.  (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and, in the case of an amendment, signed by (i) the Company, (ii) OEP and (iii) a majority-in-interest of the Preemptive Purchasers (determined by reference to the number of Shares purchased hereunder) or, in the case of a waiver, signed by the party against whom the waiver is to be effective.

(b)           No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

SECTION 4.05.  Expenses.  All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such cost or expense.

SECTION 4.06.  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  No party hereto shall assign this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the Company and OEP; provided, however, any Purchaser may assign its rights under this Agreement to any transferee of the Shares purchased by such Purchaser hereunder in connection with any transfer of Shares which is made in compliance with the terms of the Stockholders Agreement.

SECTION 4.07.  Governing Law.  This Agreement, and all claims arising hereunder or relating hereto, shall be governed and construed and enforced in accordance with the laws of the State of New York.

SECTION 4.08.  Jurisdiction.  The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the borough of Manhattan, New York County, New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, and each party agrees that, in addition to any method of service of process otherwise permitted by law, service of process on each party may be made by any method for giving such party notice as provided in Section 4.02, and shall be deemed effective service of process on such party.

SECTION 4.09.  Waiver Of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 4.10.  Counterparts; Third Party Beneficiaries.  This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

SECTION 4.11.  Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter hereof.

SECTION 4.12.  Severability.  If one or more provisions of this Agreement are finally held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

SECTION 4.13.  Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  As used in this Agreement, the words “hereof’, “herein”, “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and the words “Article” and “Section” are references to the articles and sections of this Agreement unless otherwise specified.  Whenever the words “include,” “includes,” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.”  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the day and year first above written.

COMPANY:	NCO GROUP, INC.

	By:	/s/ John R. Schwab
		Name:	John R. Schwab
		Title:	Executive Vice President and Chief Financial Officer

PURCHASERS:	ONE EQUITY PARTNERS II, L.P.

By: OEP GENERAL PARTNER II, L.P., its General Partner

By: OEP HOLDING CORPORATION, its General Partner

By
Name: Title:

OEP II CO-INVESTORS, L.P.

By: OEP CO-INVESTORS MANAGEMENT II, LTD., its General Partner

By
Name: Title:

OEP II PARTNERS CO-INVEST, L.P.

By: OEP II PARTNERS CO-INVEST G.P., LTD., its General Partner

By
Name: Title:

CITIGROUP CAPITAL PARTNERS II 2006 CITIGROUP INVESTMENT, L.P.

By: Citigroup Private Equity LP, its General Partner

By:
Name: Title:
By:
Name: Title:

CITIGROUP CAPITAL PARTNERS II EMPLOYEE MASTER FUND, L.P.

By: Citigroup Private Equity LP, its General Partner

By:
Name: Title:

CITIGROUP CAPITAL PARTNERS II ONSHORE, L.P.

By: Citigroup Private Equity LP, its General Partner

By:
Name: Title:

CITIGROUP CAPITAL PARTNERS II CAYMAN HOLDINGS, L.P.

By: Citigroup Private Equity LP, its General Partner

By:
Name: Title:

MICHAEL AND NATALIE BARRIST TRUST

By:
Name: Title:

By:
Name: Title:

/s/ Michael Barrist
Michael Barrist

/s/ Stephen W. Elliot
Stephen W. Elliott

/s/ John R. Schwab
John R. Schwab

/s/ Paul E. Weitzel, Jr.
Paul E. Weitzel, Jr.